CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                    IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                         DERIVED INFORMATION [11/07/03]
                                 [$198,000,000]
                 [Senior, Subordinate & Mezzanine] Bonds Offered
                                  (Approximate)

                                 [$198,000,000]
                        Total Notes Offered & Non-Offered

                  Home Equity Loan-Backed Notes, Series 2003-D

              Credit Suisse First Boston Mortgage Acceptance Corp.
                                    Depositor

                         U.S. Bank Notional Association
                                Indenture Trustee

         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston.
Neither the Issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the securities.

         The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive
Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                                         CREDIT SUISSE FIRST BOSTON
----------------------------------------------------------------------------------------------------------------------
                                       IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

                                             [$198,000,000] (Approximate) Home
                                   Equity Mortgage-Backed Notes, Series 2003-D

Senior Balance Strats for the entire pool

                                          Total          Average
                         No. of         Scheduled        Senior                                                 WA Disp.
Senior Balance            Loans         Balance          Balance  WAFICO     WALTV    WAC  Full Doc     %       Income
-----------------------  ------    ------------       ----------  ------     -----  -----  --------   -----   --------

<= 0.00                      44    4,862,922.05                0     745     70.81   5.71    100.00    2.76   4,915.56
0.01 - 50,000.00             29    1,246,929.93        39,727.10     685     64.03  11.01    100.00    0.71   3,115.39
50,000.01 -  100,000.00     445   19,495,740.49        82,507.85     683     43.17  11.24    100.00   11.05   3,408.50
100,000.01 - 150,000.00   1,147   53,041,377.06       126,582.14     681     34.18  11.34    100.00   30.06   3,784.55
150,000.01 - 200,000.00     911   46,950,964.70       172,685.98     678     29.24  11.27    100.00   26.61   4,168.73
200,000.01 - 250,000.00     453   26,647,511.83       222,132.45     678     26.80  11.14    100.00   15.10   4,823.05
250,000.01 - 300,000.00     209   13,834,427.26       271,660.93     680     24.55  10.64    100.00    7.84   5,406.19
300,000.01 - 350,000.00      71    5,266,697.79       319,423.96     679     23.07  10.97    100.00    2.98   5,802.71
350,000.01 - 400,000.00      23    2,107,419.23       380,257.26     681     22.39  10.18    100.00    1.19   6,495.60
400,000.01 - 450,000.00      16    1,640,349.76       420,340.94     681     24.58  10.39    100.00    0.93  11,508.08
450,000.01 - 500,000.00       8      836,930.65       473,006.25     689     21.16  10.89    100.00    0.47   5,808.86
500,000.01 - 550,000.00       2      223,062.36       514,850.00     681     18.37   9.15    100.00    0.13   7,390.86
550,000.01 - 600,000.00       1       72,702.17       584,000.00     748     10.00   8.25    100.00    0.04   7,452.10
600,000.01 - 650,000.00       1      186,230.77       627,400.00     743     26.61  10.00    100.00    0.11   8,448.69
700,000.01 - 750,000.00       1       53,467.49       720,000.00     673      6.43   9.90    100.00    0.03  41,094.30
-----------------------  ------  --------------       ----------  ------     -----  -----  --------  ------   --------
Total:                    3,361  176,466,733.54       161,461.91     682     32.54  11.03    100.00  100.00   4,351.91
=======================  ======  ==============       ==========  ======     =====  =====  ========  ======  =========

Senior Balance strats for cltc &lt;=100% 2nds loans

                                          Total          Average
                         No. of         Scheduled         Senior                                               WA Disp.
Senior Balance            Loans         Balance          Balance  WAFICO     WALTV    WAC  Full Doc     %       Income
-----------------------  ------    ------------       ----------  ------     -----  -----  --------   -----   --------
<= 0.00                      36    3,657,977.00                0     754     66.40   5.63    100.00   10.86   4,993.18
0.01 - 50,000.00              13     462,051.84        36,471.46     656     51.99  10.55    100.00    1.37   3,156.93
50,000.01 - 100,000.00       115   4,635,899.51        81,456.85     669     34.50  10.28    100.00   13.76   3,059.59
100,000.01 - 150,000.00      194   7,555,856.78       124,522.17     667     25.21  10.14    100.00   22.42   3,658.61
150,000.01 - 200,000.00      138   5,963,856.98       174,260.03     659     20.96  10.43    100.00   17.70   3,961.41
200,000.01 - 250,000.00       92   4,644,363.97       220,703.35     658     21.01  10.41    100.00   13.78   5,467.26
250,000.01 - 300,000.00       55   3,293,826.48       273,555.20     666     20.45  10.08    100.00    9.78   5,359.70
300,000.01 - 350,000.00       20   1,265,490.83       314,767.30     652     17.39  10.47    100.00    3.76   5,685.94
350,000.01 - 400,000.00       10     931,321.17       373,697.70     686     20.55   9.72    100.00    2.76   6,454.71
400,000.01 - 450,000.00        6     564,615.92       426,389.67     662     18.89  10.15    100.00    1.68   9,324.50
450,000.01 - 500,000.00        5     469,858.39       475,781.00     661     16.66  10.14    100.00    1.39   5,115.73
500,000.01 - 550,000.00        1     124,475.36       514,400.00     683     19.26   8.08    100.00    0.37   6,757.91
550,000.01 - 600,000.00        1      72,702.17       584,000.00     748     10.00   8.25    100.00    0.22   7,452.10
700,000.01 - 750,000.00        1      53,467.49       720,000.00     673      6.43   9.90    100.00    0.16  41,094.30
-----------------------  ------  --------------       ----------  ------     -----  -----  --------  ------   --------
Total:                       687  33,695,763.89       160,385.83     674     28.80   9.75    100.00  100.00   4,531.08
=======================  ======  ==============       ==========  ======     =====  =====  ========  ======  =========

CSFB                                         CREDIT SUISSE FIRST BOSTON
----------------------------------------------------------------------------------------------------------------------
                                       IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D

Senior Balance Strats for HEL125 loans

                                          Total          Average
                         No. of        Scheduled          Senior                                               WA Disp.
Senior Balance            Loans         Balance          Balance  WAFICO     WALTV    WAC  Full Doc     %       Income
-----------------------  ------    ------------       ----------  ------     -----  -----  --------   -----   --------

<= 0.00                       8    1,204,945.05                0     718     84.18   5.95    100.00    0.84   4,679.90
0.01 - 50,000.00             16      784,878.09        42,372.31     702     71.11  11.28    100.00    0.55   3,090.93
50,000.01 - 100,000.00      330   14,859,840.98        82,874.11     687     45.88  11.54    100.00   10.41   3,517.36
100,000.01 - 150,000.00     953   45,485,520.28       127,001.48     684     35.67  11.54    100.00   31.86   3,805.47
150,000.01 - 200,000.00     773   40,987,107.72       172,404.98     681     30.45  11.39    100.00   28.71   4,198.90
200,000.01 - 250,000.00     361   22,003,147.86       222,496.66     683     28.02  11.29    100.00   15.41   4,687.07
250,000.01 - 300,000.00     154   10,540,600.78       270,984.40     685     25.84  10.81    100.00    7.38   5,420.71
300,000.01 - 350,000.00      51    4,001,206.96       321,250.10     687     24.87  11.12    100.00    2.80   5,839.64
350,000.01 - 400,000.00      13    1,176,098.06       385,303.08     676     23.85  10.54    100.00    0.82   6,527.99
400,000.01 - 450,000.00      10    1,075,733.84       416,711.70     690     27.57  10.52    100.00    0.75  12,654.16
450,000.01 - 500,000.00       3      367,072.26       468,381.67     724     26.92  11.85    100.00    0.26   6,696.07
500,000.01 - 550,000.00       1       98,587.00       515,300.00     678     17.24  10.50    100.00    0.07   8,190.03
600,000.01 - 650,000.00       1      186,230.77       627,400.00     743     26.61  10.00    100.00    0.13   8,448.69
-----------------------  ------  --------------       ----------  ------     -----  -----  --------  ------   --------
Total:                    2,674  142,770,969.65       161,738.38     684     33.42  11.33    100.00  100.00   4,309.63
=======================  ======  ==============       ==========  ======     =====  =====  ========  ======  =========

3